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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                   FORM 8-K/A
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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 5, 2007
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                            SPRINT NEXTEL CORPORATION
             (Exact name of Registrant as specified in its charter)
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         Kansas                     1-04721                 48-0457967
(State of Incorporation)    (Commission File Number)     (I.R.S. Employer
                                                        Identification No.)


  2001 Edmund Halley Drive, Reston, Virginia                    20191
   (Address of principal executive offices)                  (Zip Code)


        Registrant's telephone number, including area code (703) 433-4000

          (Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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     This current report on Form 8-K/A amends the Form 8-K filed by Sprint
Nextel Corporation with the Securities and Exchange Commission on February 7, 2007 for the sole purpose of replacing the heading "Item 1.01 Entry into a Material Definitive Agreement" with the following:

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SPRINT NEXTEL CORPORATION



Date: February 21, 2007               By:  /s/ Michael T. Hyde
                                           Michael T. Hyde
                                           Assistant Secretary